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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 2000 included in Connecticut Water Service, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement filed on Form S-8.



Hartford, Connecticut
December 11, 2000


By: /s/ Arthur Andersen
   ---------------------------------
    ARTHUR ANDERSEN LLP